SUPPLEMENT DATED AUGUST 13, 2003

TO THE PROSPECTUS DATED MAY 1, 2003 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

PERIODIC PAYMENT VARIABLE ANNUITY CONTRACTS

KEMPER ADVANTAGE III

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends the second full paragraph located on page 38 of the Kemper Advantage III Variable Annuity Prospectus.

The fourth sentence in such paragraph is hereby deleted and replaced in its entirety with the following sentences:

"FMRC serves as the sub-adviser for the Fidelity VIP Equity-Income Portfolio and the Fidelity VIP Growth Portfolio. Effective August 4, 2003, Geode Capital Management, LLC serves as sub-adviser for the Fidelity VIP Index 500 Portfolio."